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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2005


                                INDYMAC ABS, INC.

            (as depositor under the Pooling and Servicing Agreement,
        dated as of March 1, 2005, providing for the issuance of the Home
          Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-A)


                                IndyMac ABS, Inc.
             (Exact name of registrant as specified in its charter)


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      Delaware                  333-120706                    95-4685267
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


  155 North Lake Avenue
  Pasadena, California                                          91101
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code:  (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On March 11, 2005, a single series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-A (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), among IndyMac ABS, Inc. as depositor (the "Depositor"), IndyMac Bank, F.S.B. as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the initial issuance of the Certificates, (i) the Depositor purchased from IndyMac Bank, F.S.B. as seller (in such capacity, the "Seller") certain Initial Mortgage Loans with an aggregate principal balance equal to $756,301,305 and transferred such mortgage loans to the Trustee, (ii) the Trustee deposited funds in the pre-funding accounts (the "Pre-Funding Accounts"), which were established pursuant to the Agreement, in an amount equal to $243,698,695 and (iii) the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $243,693,523 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof.

         On April 11, 2005, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans with an aggregate principal balance equal to $243,693,523 with funds on deposit in the Pre-Funding Accounts at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated April 11, 2005, among the Depositor, the Seller and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of April 11, 2005, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $755,798,410 and (ii) the Pre-Funding Accounts, which contained $243,698,695.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the April 11, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

                  1.       Not applicable

                  2.       Not applicable

                  3.       Exhibits


                Item 601(a) of
                Regulation S K
Exhibit No.       Exhibit No                     Description
-----------       ----------                     -----------
     1                99           Subsequent Transfer Instrument, dated as of
                                   April 11, 2005, among IndyMac ABS, Inc.,
                                   IndyMac Bank, F.S.B. and Deutsche Bank
                                   National Trust Company.

     2                99           Characteristics of the Mortgage Pool as of
                                   April 11, 2005, relating to IndyMac ABS,
                                   Inc., Home Equity Mortgage Loan Asset-Backed
                                   Trust, Series INABS 2005-A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 27, 2005


                                                INDYMAC ABS, INC.


                                                By: /s/ Andy Sciandra
                                                  -----------------------------
                                                Name:  Andy Sciandra
                                                Title: Senior Vice President

                                Index to Exhibits


              Item 601(a) of
              Regulation S K                                     Sequentially
Exhibit No.     Exhibit No             Description               Numbered Page
-----------     ----------             -----------               -------------
  1                 99         Subsequent Transfer Instrument

  2                 99         Characteristics of the Mortgage
                               Pool as of April 11, 2005